                                                                    EXHIBIT 10.3

                         FIRST AMENDMENT TO AMENDED AND
                    RESTATED SENIOR NOTE PURCHASE AGREEMENT



          Re: $100,000,000 of Amended and Restated 8.58% Senior Notes
                               Due June 30, 1997

                        Dated as of September 30, 1994


     This First Amendment (this "Amendment") to the Amended and Restated Senior Note Purchase Agreement dated as of December 23, 1993, (the "Existing Agreement"), is entered into as of September 30, 1994 by and among the Noteholders identified on the signature pages hereof and Merisel Americas, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Agreement.

                                    RECITAL

     The parties hereto have agreed to amend the Existing Agreement as hereinafter set forth.

     IN CONSIDERATION of the mutual promises and covenants set forth herein, the parties hereto agree as follows:


SECTION 1. AMENDMENTS TO THE EXISTING AGREEMENT.

     a. Section 2.1 of the Existing Agreement hereby is amended to add the following definition(s) in alphabetical order:

          "Excess Restricted Payments" shall mean the aggregate amount of all Restricted Payments (including Parent Notes Restricted Payments) declared, ordered, paid, made, or set apart subsequent to the Closing Date in excess of an amount equal to (i) 25% of Consolidated Net Income realized subsequent to January 1, 1994 (in each case reduced by 100% of any losses, if Consolidated Net Income is a loss during any fiscal period), plus (ii)
                                                                     ----
     100% of the aggregate amount of net cash proceeds received by the Company from the sale of additional common stock issued after the Closing Date or other Securities issued after the Closing Date and subsequently converted into common stock.

          "Interest Coverage Ratio" shall mean, with respect to any date of determination, a ratio of Earnings before Interest and Taxes for the Company's preceding four fiscal quarters to Interest Expense for the Company's preceding four fiscal quarters.

          "Parent Notes" shall mean promissory notes issued by Merisel, Inc. prior to December 31, 1994 in an aggregate original principal amount of not more than $150,000,000, with interest only payable semi-annually on the last day of each of the second and fourth fiscal quarters of the Company (or, if such last day is not a Business Day, on the next succeeding Business Day) and no interim scheduled payments of principal prior to September 30, 1999, as the same may be amended, extended, renewed, or refinanced; provided that any such amendment or refinancing does not result in any increase in the amount of principal or in any change in the payment schedule thereof that would result in any interim scheduled payments of principal prior to September 30, 1999.

          "Parent Notes Restricted Payment" shall mean a Restricted Payment to Merisel, Inc. for the sole purpose of permitting Merisel, Inc. to make the scheduled interest payment then due and owing in respect of the Parent Notes.

          "Restricted Payment Compliance Condition" shall mean the delivery by the Company to each Noteholder, at least ten (10) days prior to declaring, paying, making, or setting apart any funds or Assets for any Restricted Payment, of a certificate of the Chief Financial Officer or Treasurer of the Company stating that (A) such officer has reviewed the provisions of the Agreement, (B) before and after giving effect to such Restricted Payment, the Company is, and in good faith believes it will remain, in compliance with the requirements of Section 6.6 through Section 6.15 and
                                         -----------         ------------
     Section 6.25, and providing detailed computations of the Company's
     ------------
     compliance with Sections 6.6. 6.7, 6.9, 6.11, and 6.25 and, if applicable,
                     --------------------------------------
     Sections 6.8, 6.10, 6.12, 6.13, 6.14, and 6.15, and (C) there exists no
     ----------------------------------------------
     Event of Default or Default.


     b. Section 6.7 of the Existing Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

          6.7  Limitation on Consolidated Debt.

          (a) The Company and its Subsidiaries shall not incur, create, assume, suffer to exist, or guarantee any Debt unless, after giving effect thereto, the ratio of Consolidated Debt to Total Capitalization does not exceed .60 to 1.0.

          (b) The Company and its Subsidiaries shall not incur, create, assume, suffer to exist, or guarantee any Debt unless, after giving effect thereto, the ratio of Consolidated Debt plus Securitization Proceeds to Total Capitalization plus Securitization Proceeds does not exceed .635 to 1.0.

     For purposes of the calculation required by the foregoing subsections (a) and (b) in the case of Debt being incurred, created, assumed, or guaranteed in connection (i) with an acquisition by the Company or any of its Subsidiaries of assets, (ii) a merger involving the Company or any of its Subsidiaries, or (iii) the acquisition of stock or securities by the Company or any of its Subsidiaries, Earnings before Interest and Taxes shall be deemed to include (in addition to Earnings before Interest and Taxes of the Company and its Subsidiaries) the earnings before interest and taxes (x) attributable to such assets, (y) of the corporation, other than the Company or its Subsidiaries, involved in the merger, or (z) attributable to such stock or securities, in each case for the four fiscal quarters preceding the effectiveness of the transaction.

     c. Section 6.9 of the Existing Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

          6.9 Limitation on Restricted Payments. The Company shall not, and shall not permit its Subsidiaries to, directly or indirectly, declare, order, pay, make, or set apart any funds or Assets for any Restricted Payment, unless, after giving effect thereto: (a) no Default or Event of Default shall have occurred and be continuing; (b) the aggregate amount of all Restricted Payments (including Parent Notes Restricted Payments) declared, ordered, paid, made, or set apart subsequent to the Closing Date does not exceed an amount equal to (i) 25% of Consolidated Net Income realized subsequent to January 1, 1994 (in each case reduced by 100% of any losses, if Consolidated Net Income is a loss during any fiscal period), plus (ii) 100% of the aggregate amount of net cash proceeds received by
     ----
     the Company from the sale of additional common stock issued after the Closing Date or other Securities issued after the Closing Date and subsequently converted into common stock; and (c) the Restricted Payment Compliance Condition shall have been satisfied. Any failure to satisfy the foregoing condition (b) notwithstanding, the Company may make Parent Notes Restricted Payments.

     d. Subsection (a) of Section 6.17 of the Existing Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

          (a) Quarterly Statements. (i) As soon as available and in any event within 45 days after the end of each of the first three fiscal quarters in each fiscal year of the Company, unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such fiscal quarter and consolidated and consolidating statements of income and retained earnings and of source and application of funds of the Company and its Subsidiaries for such fiscal quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, and setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments and the absence of footnotes) by the Chief

     Financial Officer or Treasurer of the Company as having been prepared in accordance with GAAP consistently applied; and (ii) as soon as available and in any event within 45 days after the end of each fiscal quarter of the Company, a written report, in form and substance satisfactory to the Noteholders, specifying the actual outstanding daily balance of indebtedness owed by the Company to Merisel, Inc. as of the end of each Business Day during that fiscal quarter.

     e. Section 6.25 of the Existing Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

          6.25 Ratio of Earnings before Interest and Taxes to Interest Expense. The Company and its Subsidiaries, on a consolidated basis, shall at all times maintain an Interest Coverage Ratio of: (a) at least 2.0 to 1.0, in the event the then extant amount of Excess Restricted Payments is less than or equal to zero; (b) at least 2.1 to 1.0, in the event the then extant amount of Excess Restricted Payments exceeds zero but is less than $7,500,000; (c) at least 2.2 to 1.0, in the event the then extant amount of Excess Restricted Payments exceeds $7,500,000 but is less than $15,000,000;
     (d) at least 2.3 to 1.0, in the event the then extant amount of Excess Restricted Payments exceeds $15,000,000 but is less than $22,500,000; (e) at least 2.4 to 1.0, in the event the then extant amount of Excess Restricted Payments exceeds $22,500,000 but is less than $30,000,000; (f) at least 2.5 to 1.0, in the event the then extant amount of Excess Restricted Payments exceeds $30,000,000 but is less than $37,500,000; and
     (g) at least 2.75 to 1.0, in the event the then extant amount of Excess Restricted Payments is equal to or exceeds $37,500,000.

     f. Section 7.02(d)(iii) of the New Revolving Credit Agreement, as amended concurrently with this Amendment, hereby is incorporated into the Existing Agreement as a new Section 6.26 thereof.


SECTION 2. CONDITIONS TO EFFECTIVENESS.

     The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:

     a. the execution and delivery of this Amendment by the Company and the Required Noteholders in accordance with Section 8 of the Existing Agreement;

     b. the execution and delivery by Merisel, Inc. of the Amendment, Reaffirmation, and Consent attached hereto as Exhibit A (the "Parent Guaranty Amendment");

     c. the execution and delivery by Merisel Canada of the Reaffirmation and Consent attached hereto as Exhibit B;

     d. the execution and delivery by Merisel Europe of the Reaffirmation and Consent attached hereto as Exhibit C;

     e. the receipt by the Company, Merisel Europe, Inc. and Merisel, Inc. of amendments to the New Revolving Credit Agreement and the Subordinated Note Purchase Agreement to remove certain restrictions on the ability of direct or indirect subsidiaries of Merisel, Inc. to pay dividends or make distributions to Merisel, Inc., which amendments shall be substantially similar to the provisions of the amendment contained in Section 1(c) hereof;

     f. the representations and warranties in this Amendment and the Existing Agreement as amended by this Amendment (the "Amended Agreement") shall be true, correct and complete in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date);

     g. no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

     h. no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein or in the Parent Guaranty as amended by the Parent Guaranty shall have been issued and remain in force by any governmental authority against the Company or Merisel, Inc.;

     i. the Company shall have delivered a certificate from the Secretary of the Company attesting to the resolutions of the Company's Board of Directors authorizing its execution and delivery of this Amendment and authorizing specific officers of the Company to execute same;

     j. the Company shall have delivered copies of the Company's By-laws and Certificate of Incorporation, as amended, modified, or supplemented to the date hereof, certified by the Secretary of the Company;

     k. the Company shall have delivered a certificate of corporate status with respect to the Company, dated within ten (10) days of the date hereof, by the Secretary of State of Delaware, which certificate shall indicate that the Company is in good standing in such state;

     l. Merisel, Inc. shall have delivered a certificate from the Secretary of Merisel, Inc. attesting to the resolutions of Merisel, Inc.'s Board of Directors authorizing its execution and delivery of the Parent Guaranty Amendment and authorizing specific officers of Merisel, Inc. to execute same;

     m. Merisel, Inc. shall have delivered copies of Merisel, Inc.'s By-laws and Certificate of Incorporation, as amended, modified, or supplemented to the date hereof, certified by the Secretary of Merisel, Inc.; and

     n. Merisel, Inc. shall have delivered a certificate of corporate status with respect to Merisel, Inc., dated within ten (10) days of the date hereof, by the Secretary of State of Delaware, which certificate shall indicate that Merisel, Inc. is in good standing in such state.


SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     In order to induce the Noteholders to enter into this Amendment and to amend the Existing Agreement in the manner provided herein, the company represents and warrants to each Noteholder that the following statements are true, correct and complete:

     a. Corporate Power and Authority. The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under the Amended Agreement.

     b. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action by the Company.

     c. No Conflict. The execution and delivery by the Company of this Amendment and the performance by the Company of the Amended Agreement do not and will not (i) violate any provision of law, rule or regulation applicable to the Company or any of its Subsidiaries, the Certificate of Incorporation or bylaws of the Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of the Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Company or any of its Subsidiaries.

     d. Governmental Consents. The execution and delivery by the Company and the performance by the Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

     e. Binding Obligation. This Amendment and the Amended Agreement are the legally valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.


SECTION 4. MISCELLANEOUS.

     a. Reference to and Effect on the Existing Agreement.

        (1) On and after the effective date of this Amendment, each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Existing Agreement, shall mean and be a reference to the Existing Agreement as amended by this Amendment.

        (2) Except as specifically amended by this Amendment, the Existing Agreement shall remain in full force and effect and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of, or except as expressly set forth herein, as an amendment, of any right, power, or remedy of the Noteholders under the Existing Agreement, as in effect prior to the date hereof, or any further or other matter.

        (3) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Noteholder under, the Existing Agreement.

     b. Execution and Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

     c. Headings.    Section and subsection headings in this Amendment are
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose of be given any substantive effective.

     d. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

     IN WITNESS WHEREOF, the Company and the Noteholders have caused this Amendment to be duly executed by their respective duly authorized officers, all as of the day and year first above written.


                                        MERISEL AMERICAS, INC.,
                                        a Delaware corporation


                                        By: /s/ Timothy N. Jenson
                                           -------------------------------------
                                           Name: Timothy N. Jenson
                                           Title:  Vice President & Treasurer


                                        PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation


                                        By: /s/ James C. Fifield
                                           -------------------------------------
                                           Name: James C. Fifield
                                           Title: Counsel


                                        By: /s/ Jon O. Heiny
                                           -------------------------------------
                                           Name: Jon O. Heiny
                                           Title: Counsel


                                        MASSACHUSETTS MUTUAL LIFE INSURANCE CO., a Massachusetts corporation


                                        By: /s/ John B. Joyce
                                           -------------------------------------
                                           Name: John B. Joyce
                                           Title: Vice President


                                        FIRST AUSA LIFE INSURANCE COMPANY


                                        By: /s/ Gregory W. Theobald
                                           -------------------------------------
                                           Name: Gregory W. Theobald
                                           Title: VP & Asst. Secretary

                                  PFL LIFE INSURANCE COMPANY


                                  By: /s/ Gregory W. Theobald
                                      ----------------------------
                                      Name: Gregory W. Theobald
                                      Title: VP & Asst. Secretary


                                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA


                                  By: /s/ Gregory W. Theobald
                                      -----------------------------
                                      Name: Gregory W. Theobald
                                      Title: VP & Asst. Secretary


                                  BANKERS UNITED LIFE ASSURANCE COMPANY


                                  By: /s/ Gregory W. Theobald
                                      ----------------------------
                                      Name: Gregory W. Theobald
                                      Title: VP & Asst. Secretary


                                  INTERNATIONAL LIFE INVESTORS INSURANCE CO.


                                  By: /s/ Gregory W. Theobald
                                      ----------------------------
                                      Name: Gregory W. Theobald
                                      Title: VP & Asst. Secretary


                                  CONNECTICUT MUTUAL LIFE INSURANCE CO.,
                                  a Connecticut Corporation


                                  By: /s/ Norman A. Thetford
                                      -------------------------------
                                      Name: Norman A. Thetford
                                      Title: Senior Investment Officer

                                  C M LIFE INSURANCE COMPANY,
                                  a Connecticut corporation


                                        By:  /s/ Norman A. Thetford
                                             ---------------------------------
                                             Name:   Norman A. Thetford
                                             Title:  Senior Investment Officer


                                  PACIFIC MUTUAL LIFE INSURANCE COMPANY,
                                  a California corporation


                                        By:  /s/ W R Schmidt
                                             ---------------------------------
                                             Name:    W R Schmidt
                                             Title:   Assistant Vice President


                                  AMERITAS LIFE INSURANCE CORP.,
                                  a Nebraska corporation


                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:


                                  SHENENDOAH LIFE INSURANCE COMPANY,
                                  a Virginia corporation


                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:


                                  THE CANADA LIFE ASSURANCE COMPANY


                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:

                                  CANADA LIFE INSURANCE COMPANY OF AMERICA, a Michigan corporation


                                      By: -------------------------------------
                                          Name:
                                          Title:


                                  PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                                  OF PHILADELPHIA, a Pennsylvania corporation


                                       By: ------------------------------------
                                           Name:
                                           Title:


                                  PROVIDENT MUTUAL LIFE AND ANNUITY
                                  COMPANY OF AMERICA, a Pennsylvania corporation


                                       By: /s/
                                           ------------------------------------
                                           Name:
                                           Title:


                                  GUARANTEE MUTUAL LIFE COMPANY,
                                  a Nebraska corporation


                                       By:  /s/ Steven A. Scanlan
                                            -----------------------------------
                                           Name: Steven A. Scanlan
                                           Title: Senior Investment Officer-
                                                  Securities

                                   Exhibit  A
                                   ----------



               Amendment, Reaffirmation and Consent of Guarantor


     All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain First Amendment to Amended and Restated Senior Note Purchase Agreement, dated as of September ___, 1994 (the "Amendment").

     The Parent Guaranty hereby is amended by deleting Section 12 thereof in its entirety and substituting the following in lieu thereof:

     12.  Subordination.  Guarantor hereby agrees that any and all present and
          -------------
     future indebtedness of Debtor owing to Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guaranteed Obligations and all obligations under the "Subordinated Note Purchase Agreement" (as defined in the Guaranteed Agreement) (the "Subordinated Notes Obligations"). In this regard, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guaranteed Obligations and the Subordinated Notes Obligations have been indefeasibly paid in full; provided, however, that so long as (a) no "Default" (as
                   --------  -------
     defined in the Guaranteed Agreement") or "Event of Default" (as defined in the Guaranteed Agreement") has occurred and is continuing or would be caused thereby, and (b) no "Blockage Period" (as defined in the Subordinated Note Purchase Agreement) is in effect, Debtor may make principal and interest payments on any indebtedness owed by Debtor to Guarantor.

     The undersigned hereby (a) represents and warrants to the Noteholders that the execution, delivery, and performance of this Amendment, Reaffirmation and Consent of Guarantor are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Existing Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing under the Parent Guaranty; and (d) agrees that
(i) except as specifically amended hereby, the Parent Guaranty shall remain in full force and effect and hereby is ratified and confirmed in all respects, and
(ii) the execution, delivery, and performance hereof shall not operate as a waiver of, or except as expressly set forth herein, as an amendment, of any right, power, or remedy of the Noteholders under the Parent Guaranty, as in effect prior to the date hereof, or any further or other matter.

                                      MERISEL, INC.


                                      By /s/ Timothy N. Jenson
                                         ---------------------------------------
                                      Title: Vice President & Treasurer
                                             -----------------------------------


Acknowledged and agreed as
of _____________, 1994:


PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation


By: /s/ James C. Fifield
    ------------------------------------
     Name: James C. Fifield
     Title: Counsel


By: /s/ Jon O. Heiny
    ------------------------------------
     Name: John O. Heiny
     Title: Counsel


MASSACHUSETTS MUTUAL LIFE INSURANCE CO., a Massachusetts corporation


By: /s/ John B. Joyce
    ------------------------------------
     Name: John B. Joyce
     Title: Vice President

FIRST AUSA LIFE INSURANCE COMPANY


By:     /s/ Gregory W. Theobald
            -------------------
     Name:  Gregory W. Theobald
     Title: VP & Asst. Secretary


PFL LIFE INSURANCE COMPANY


By:     /s/ Gregory W. Theobald
            -------------------
     Name:  Gregory W. Theobald
     Title: VP & Asst. Secretary


LIFE INVESTORS INSURANCE COMPANY OF AMERICA


By:     /s/ Gregory W. Theobald
            -------------------
     Name:  Gregory W. Theobald
     Title: VP & Asst. Secretary


BANKERS UNITED LIFE ASSURANCE COMPANY


By:     /s/ Gregory W. Theobald
            -------------------
     Name:  Gregory W. Theobald
     Title: VP & Asst. Secretary


INTERNATIONAL LIFE INVESTORS INSURANCE CO.


By:     /s/ Gregory W. Theobald
            -------------------
     Name:  Gregory W. Theobald
     Title: VP & Asst. Secretary

CONNECTICUT MUTUAL LIFE INSURANCE CO.,
a Connecticut Corporation


By:     /s/ Norman A. Thetford
            ------------------
     Name:  Norman A. Thetford
     Title: Senior Investment Officer


C M LIFE INSURANCE COMPANY,
a Connecticut corporation


By:     /s/ Norman A. Thetford
            ------------------
     Name:  Norman A. Thetford
     Title: Senior Investment Officer


PACIFIC MUTUAL LIFE INSURANCE COMPANY,
a California corporation


By:     /s/ WR Schmidt
            ----------
     Name:  WR Schmidt
     Title: Asst VP


AMERITAS LIFE INSURANCE CORP.,
a Nebraska corporation


By:
     Name:
     Title:


SHENENDOAH LIFE INSURANCE COMPANY,
a Virginia corporation


By:
     Name:
     Title:

THE CANADA LIFE ASSURANCE COMPANY

By:
     Name:
     Title:


CANADA LIFE INSURANCE COMPANY OF AMERICA, a Michigan corporation


By:
     Name:
     Title:


PROVIDENT MUTUAL LIFE INSURANCE COMPANY
OF PHILADELPHIA, a Pennsylvania corporation


By:
     Name:
     Title:


PROVIDENT MUTUAL LIFE AND ANNUITY
COMPANY OF AMERICA, a Pennsylvania corporation


By:
     Name:
     Title:


GUARANTEE MUTUAL LIFE COMPANY,
a Nebraska corporation


By:     /s/ Steven A. Scanlan
            -----------------
     Name:  Steven A. Scanlan
     Title: Senior Investment Officer - Securities

                                   Exhibit  B
                                   ----------



                     Reaffirmation and Consent of Guarantor


     All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain First Amendment to Amended and Restated Senior Note Purchase Agreement, dated as of September ___, 1994 (the "Amendment"). The undersigned hereby (a) represents and warrants to the Noteholders that the execution, delivery, and performance of this Reaffirmation and Consent of Guarantor are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Existing Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing under the Canada Guaranty; and (d) agrees that the Canada Guaranty is and shall remain in full force and effect.

     MERISEL CANADA INC.


         /s/ Timothy N. Jenson
     By ___________________________

             Assistant Treasurer
     Title: _______________________

                                   Exhibit  C
                                   ----------



                     Reaffirmation and Consent of Guarantor


     All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain First Amendment to Amended and Restated Senior Note Purchase Agreement, dated as of September ___, 1994 (the "Amendment"). The undersigned hereby (a) represents and warrants to the Noteholders that the execution, delivery, and performance of this Reaffirmation and Consent of Guarantor are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Existing Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing under the Europe Guaranty; and (d) agrees that the Europe Guaranty is and shall remain in full force and effect.

     MERISEL EUROPE, INC.


        /s/ Timothy N. Jenson
     By ______________________________

            Vice President & Treasurer
     Title:___________________________